SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                          FORM 8-K/A

               AMENDMENT TO CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): November 30, 1995

                 Checkpoint Systems, Inc.
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      (Exact name of registrant as specified in its charter)

                       Pennsylvania
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  (State or other jurisdiction of incorporation or organization)



       1-11257                             22-1895850
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(Commission File Number)          (I.R.S. Employer Identification No.)


   101 Wolf Drive, PO Box 188       Thorofare, New Jersey 08086
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             (Address of principal executive offices)


                               (609) 848-1800
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              (Registrant's telephone number, including area code)


                                         N/A
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             (Former name or address, if changed since last report)

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  Item 7.   Financial Statements and Exhibits
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            The Current Report on Form 8-K, dated December 15, 1995, as amended on February 13, 1996 on Form 8-K/A (the "Current Report"), is hereby further amended to include the Report of Independent Accountants.



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Item 7(a)  Financial Statements of Business Acquired
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                INDEX TO FINANCIAL STATEMENTS

I.  ACTRON GROUP LIMITED FINANCIAL STATEMENTS

    Report of Independent Accountants

    Consolidated Statements of Income

    Consolidated Balance Sheets

    Consolidated Statements of Cash Flows

    Consolidated Statements of Changes in Shareholders' Equity

    Notes to Consolidated Financial Statements














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                       ACTRON GROUP LIMITED


Report of Independent Accountants

To the Board of Directors and Shareholders of Actron Group Limited:

We have audited the accompanying consolidated balance sheet of Actron Group Limited and its subsidiaries as at December 31, 1994, and the related consolidated statements of income, cash flows and changes in shareholders' equity for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Actron Group Limited and its subsidiaries as at December 31, 1994, and the consolidated results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles in the United States.


Coopers & Lybrand
London, United Kingdom
April 27, 1995












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                       ACTRON GROUP LIMITED

Report of Independent Accountants


The Board of Directors
Actron Group Limited

We have audited the accompanying consolidated balance sheet of Actron Group Limited and subsidiaries as of November 30, 1995, and the related consolidated statement of income, accumulated deficit, and cash flows for the eleven month period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Actron Group Limited and subsidiaries as of November 30, 1995, and the results of their operations and their cash flows for the eleven month period then ended in conformity with generally accepted accounting principles in the United States.

                                                KPMG
                                                Registered Auditors
                                                London, England

February 13, 1996





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                              Signature
                              ---------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 1996

Checkpoint Systems, Inc.

BY:  /s/Mitchell T. Codkind
     Vice President, Corporate Controller and
     Chief Accounting Officer


























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